Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

FactorShares Trust

Supplement
December 11, 2015

to the

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF
Prospectus and Statement of Additional Information
dated January 31, 2015, as previously supplemented

PureFunds™ ISE Big Data ETF
PureFunds™ ISE Mobile Payments ETF
Prospectus and Statement of Additional Information
dated July 15, 2015

(collectively, the “Funds”)

Effective immediately, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, will replace Quasar Distributors, LLC, as the Funds’ distributor. All references in each Fund’s Prospectus and Statement of Additional Information (“SAI”) to “Quasar Distributors, LLC” are replaced with “ALPS Distributors, Inc.”

The first four paragraphs of the section entitled “The Distributor” in each Fund’s SAI are replaced with the following:

The Trust and ALPS Distributors, Inc., are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Upon direction from the Trust, the Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares (or the relevant portfolio’s voting shares) or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Please retain this Supplement with your Prospectus and Statement of Additional Information.